EXHIBIT 32.1

                          SECTION 906 CERTIFICATION OF
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                          OF FIRST AMERICAN GROUP INC.

In connection with the accompanying Annual Report on Form 10-K of First American Group Inc. for the year ended September 30, 2012, the undersigned, Mazen Kouta, President of First American Group Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Annual Report on Form 10-K for the year ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in such Annual Report on Form 10-K for the year ended September 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of First American Group Inc.


Date: December 27, 2012              /s/ Mazen Kouta
                                     -------------------------------------------
                                     Mazen Kouta
                                     President (Principal Executive Officer,
                                     Principal Accounting Officer, and
                                     Principal Financial Officer)